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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 6, 2003


                                 BROADWING INC.
             (Exact name of registrant as specified in its charter)


                  Ohio                                 1-8519                   31-1056105
      (State or other jurisdiction            (Commission File Number)         (IRS Employer
           of incorporation)                                                 Identification No.)

         201 East Fourth Street
            Cincinnati, Ohio                                                      45202
(Address of principal executive offices)                                        (Zip Code)


       Registrant's telephone number, including area code: (513) 397-9900



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FORM 8-K                                                          BROADWING INC.


ITEM 5. OTHER EVENT.

On February 3, 2003 Broadwing Inc. entered into amended employment agreements with its Chief Executive Officer, Kevin W. Mooney, its Chief Financial Officer, Thomas L. Schilling, its Chief Human Resources Officer, General Counsel and Corporate Secretary, Jeffrey C. Smith and its Senior Vice President of Corporate Development, Michael W. Callaghan. The contract amendments provide incentives for the employees to sell the broadband business of Broadwing Communications Inc. and to amend the Company's credit facility, as well as provide for their retention through the period of the Company's restructuring. Amendments to the employment agreements are attached as Exhibit 99(i).

To provide a clear focus on the restructuring efforts and an equal attention to ongoing operations, with Mr. Mooney's consent, the Chief Operating Officer of Broadwing Inc., Jack Cassidy, will report directly to the Board of Directors effective February 3, 2003.


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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BROADWING INC.


                                 By:    /s/ Jeffrey C. Smith
                                     --------------------------------------
                                        Jeffrey C. Smith
                                        Chief Human Resources Officer,
                                        General Counsel and Corporate Secretary



Date: February 6, 2003